Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of ValueClick, Inc. (“the Company”) for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), James R. Zarley, as Chief Executive Officer of the Company, and Scott H. Ray, as Chief Financial Officer, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

1.                     The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2006	/s/ JAMES R. ZARLEY
James R. Zarley
Chairman of the Board of Directors, Chief Executive Officer and President

Date: May 10, 2006	/s/ SCOTT H. RAY
Scott H. Ray
Chief Financial Officer